UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2014

ALLEGHANY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square Tower, 17th Floor, New York, New York		10036
(Address of principal executive offices)		(Zip Code)

(212) 752-1356

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 9, 2014, Alleghany Corporation (the “Company”) completed the sale of $300 million aggregate principal amount of its 4.900% Senior Notes due 2044 (the “Senior Notes”) in an underwritten public offering (the “Offering”). The Offering was made pursuant to the Prospectus Supplement dated September 2, 2014, filed with the Securities and Exchange Commission (the “SEC”) on September 3, 2014, and the Prospectus dated August 29, 2014, filed as part of the Company’s Registration Statement on Form S-3 (File No. 333-198489) that became effective when filed with the SEC on August 29, 2014.

On September 9, 2014, in connection with the issuance of the Senior Notes, the Company entered into the Third Supplemental Indenture, dated as of September 9, 2014 (the “Third Supplemental Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”). The Third Supplemental Indenture, along with the Indenture between the Company and the Trustee, dated as of September 20, 2010, govern the terms of the Senior Notes.

The Senior Notes will bear interest at the rate of 4.900% per annum. Interest on the Senior Notes will be paid semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2015. The Senior Notes will mature on September 15, 2044. Further information concerning the Senior Notes is set forth in the abovementioned Prospectus Supplement and accompanying Prospectus, and the Third Supplemental Indenture, including the form of the Senior Notes attached as Exhibit A thereto.

The foregoing descriptions of the Third Supplemental Indenture and the Senior Notes are qualified in their entirety by reference to the full text of the Third Supplemental Indenture, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

A copy of the legal opinion and consent of Olshan Frome Wolosky LLP issued to the Company in connection with the issuance of the Senior Notes is attached as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Third Supplemental Indenture, dated as of September 9, 2014, by and between Alleghany Corporation and The Bank of New York Mellon, as Trustee, including the form of the Senior Notes attached as Exhibit A thereto.

5.1	Opinion of Olshan Frome Wolosky LLP.

23.1	Consent of Olshan Frome Wolosky LLP (included in Exhibit 5.1 filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: September 9, 2014	By:	/s/ John L. Sennott, Jr.
		Name:	John L. Sennott, Jr.
		Title:	Senior Vice President and chief financial officer

INDEX TO EXHIBITS

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated as of September 9, 2014, by and between Alleghany Corporation and The Bank of New York Mellon, as Trustee, including the form of the Senior Notes attached as Exhibit A thereto.

5.1	Opinion of Olshan Frome Wolosky LLP.

23.1	Consent of Olshan Frome Wolosky LLP (included in Exhibit 5.1 filed herewith).